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Exhibit 10.20

                                    SUBLEASE

1.       PARTIES

          This Sublease is entered into by and between FEATHER RIVER STATE BANK, A CALIFORNIA CORPORATION, Sublessor, and RURAL COMMUNITY INSURANCE AGENCY, A MINNESOTA CORPORATION, Sublessee, as a Sublease under the Master Lease dated SEPTEMBER 11, 1999, entered into by MCJ INVESTMENTS as lessor, and Sublessor under Sublease as Lessee; a copy of the Master Lease is attached hereto as Exhibit "A".

2.       PROVISIONS CONSTITUTING SUBLEASE

         (a) This Sublease is subject to all of the terms and conditions of the Master Lease in Exhibit"A" and Sublessee shall assume and perform the obligations of Sublessor and Lessee in said Master Lease, to the extent said terms and conditions are applicable to the Premises subleased pursuant to this Sublease. Sublessee shall not commit or permit to be committed on the Premises any act or omission which shall violate any term or condition of the Master Lease. In the event of the termination of Sublessor's Interest as Lessee under the Master Lease for any reason, then this Sublease shall terminate coincidentally therewith without any liability of Sublessor to Sublessee.

         (b) All of the terms and conditions contained in the Exhibit "A" Master Lease are incorporated herein as terms and conditions of this Sublease (with each reference therein to Lessor and Lessee to be deemed to refer to Sublessor and Sublessee) shall be the complete terms and conditions of this Sublease.

         (c) Sublessee shall receive two (2) months of rent credit, months 2,3

         (d) Sublessee shall pay the first months rent equal to $4,176.20 upon execution of the sublease.

         (e) Sublessee shall pay a Security Deposit to Sublessor of $4,593.82 upon

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execution of the sublease.

         (f) Exhibit "A2" attached hereto and apart of this Sublease Agreement Sublessor will not exercise their right to cancel this lease so long as the Sublessee is not in default of the Sublease or the Master Lease.

3.       PREMISES

         Sublessor leases to Sublessee and Sublessee hires from Sublessor the following described Premises together with the appurtenances, situated at 7040 N. Marks Suite 101 in the City of Fresno, County of Fresno, State of California.

4.       TERM

         (a) The term of this Sublease shall be for a period of 59 MONTHS commencing on JANUARY 1, 2000, and ending on November 30, 2004.

         (b) In the event Sublessor is unable to deliver possession of the Premises at the commencement of the term, Sublessor shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable but Sublessee shall not be liable for rent until such time as Sublessor offers to deliver possession of the Premises to Sublessee, but the term hereof shall not be extended by such delay. If Sublessee, with Sublessor's consent, takes possession prior to the commencement of the term, Sublessee shall do so subject to all of the covenants and conditions hereof and shall pay no base rent until the commencement of the term begins.

5.       USE

         Sublessee shall use the Premises for GENERAL OFFICES and for no other purpose without the prior written consent of Sublessor. Sublessee's business shall be established and conducted throughout the term hereof in a first class manner. Sublessee shall not use the Premises for, or carry on, or permit to be carried on, any offensive, noisy or dangerous trade, business, manufacture or occupation nor permit any auction sale to be held or conducted on or about the Premises. Sublessee shall not do or suffer anything to be done upon the Premises which will cause structural injury to the Premises or the building of which, the Premises form a part. The Premises shall not be overloaded and no machinery, apparatus or other appliance shall be used or operated in or upon the Premises which will in any manner injure, vibrate or shake the Premises or the building of which it is a part. No use shall be made of the Premises which will in any way impair the efficient operation of the sprinkler system (if any) within the building containing the Premises. Sublessee shall not leave the Premises unoccupied or vacant during the term. No musical instrument of any sort, or any noise making device will be operated or allowed upon the Premises for the purpose of attracting trade or otherwise. Sublessee shall not use or permit the use of the Premises or any part thereof for any purpose which will increase the existing rate of insurance upon the building in which the Premises are located, or cause a cancellation of any insurance policy covering the building or any part

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thereof. If any act on the part of Sublessee or use of the Premises by
Sublessee shall cause, directly or indirectly, any increase of Sublessor's insurance expense, said additional expense shall be paid by Sublessee to Sublessor upon demand. No such payment by Sublessee shall limit Sublessor in the exercise of any other rights or remedies, or constitute a waiver of Sublessor's right to require Sublessee to discontinue such act or use.

         6.   NOTICES

              All notices or demands of any kind required or desired to be given by Sublessor or Sublessee hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth after their signatures at the end of this Sublease. All rent and other payments due under this Sublease or the Master Lease shall be made by Sublessee to Landlord at the same address.

         DATED: _________________, 19_____

SUBLESSOR: FEATHER RIVER STATE BANK       SUBLESSEE: RURAL COMMUNITY INSURANCE
                                                     AGENCY, A MINNESOTA
                                                     CORPORATION


By:                                       By
    -----------------------------           ----------------------------------
                                               Tim Verbrugge
                                               Chief Financial Officer

Address P.O. Box 929002                   Address 3501 Thurston Avenue
       ----------------                          -----------------------------

City: Yuba City  State: CA ,95992         City:  Anika    State:   MN 55303
      -----------       ---------              ---------        --------------

Telephone (530) 674-4545                  Telephone    (612) 323-2299
          --------------                           ---------------------------

The undersigned, Lessor under the Master Lease attached as Exhibit"A", hereby consents to the subletting of the Premises described herein on the terms and conditions contained in this Sublease. This consent shall apply only to this Sublease and shall not be deemed to be a consent to any other Sublease.

DATED:                      , 19
      ----------------------    -----------------

LESSOR:   MCJ Investments
       ---------------------------------------
By
  --------------------------------------------
         Michael Thomason

Address  7090 N. Marks
       ---------------------------------------

City  Fresno      State      CA
    ------------        ---------------

Telephone       (559) 432-1600
         ------------------------------


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                                  EXHIBIT "A2"

         The purpose of this Exhibit is to supplement, modify, and clarify, as applicable, the terms and provisions of the Sublease to which it is attached. Capitalized terms or terms otherwise defined in the Sublease shall have the same meaning as in the Master Lease unless otherwise specified herein. The Sublease and this Exhibit are to be construed together; however, if there is a conflict between the two, then this Exhibit shall govern.

1. CONSENT OF LANDLORD. This Sublease shall not be effective until Landlord has signed and delivered to Sublessor and Sublessee its Consent to Sublease. Consent to Sublease is deemed approved upon Landlord's signature on the Sublease Agreement.

2. EFFECT OF SUBLEASE AND LANDLORD'S CONSENT. Notwithstanding this Sublease and any consent of Landlord to this Sublease:

     a) Such consent to this Sublease will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease;

     b) The acceptance of rent or any other sums by Landlord from Sublessee and/or anyone else liable under the Sublease shall not be deemed a waiver by Landlord of any provisions of the Master Lease;

     c) Landlord's consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment;

     d) In the event of any default of Sublessor under the Master Lease, Landlord may proceed directly against Sublessor or anyone else liable under the Master Lease without first exhausting Landlord's remedies against any other person or entity liable thereon to Landlord;

     e) Landlord does not agree to attorn to Sublessee upon a termination of the Master Lease. In the event Landlord succeeds to Sublessor's interest under the Master Lease, whether as a result of a default under the Master Lease and in termination thereof or otherwise, then Landlord, at its option and without being obligated to do so, may require Sublessee to attorn to Landlord. In such event (but not otherwise) Landlord shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to terminate this Sublease but Landlord shall not be liable for any prepaid rents or any security deposit paid by Sublessee, nor shall Landlord be liable for any other defaults of Sublessor under this Sublease. In the event of termination of the Master Lease and if Landlord does not require Sublessee to attorn to Landlord, Sublessee shall have no

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further right to possession of the Premises; and

     f) No amendments, changes or modifications shall be made to this Sublease without prior written consent of Landlord.

SUBLESSOR:                                  SUBLESSEE:
FEATHER RIVER STATE BANK                    RURAL COMMUNITY INSURANCE AGENCY,
                                            A MINNESOTA CORPORATION

By:                                         By:
     --------------------------------          --------------------------------
                                            Tim Verbrugge
                                            Chief Financial Officer

Dated                                       Dated
     --------------------------------            ------------------------------



LESSOR:
MCJ INVESTMENTS

By
  -----------------------------------
     Michael Thomason